SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2010
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Mogul Energy International, Inc. (“Mogul”)  entered into a definitive qualifying transaction agreement (the "Definitive Agreement") dated January 12, 2010 with each of United Hydrocarbon Corporation ("UHC"), Excelaron LLC ("Excelaron"), Vesta Capital Corp. ("Vesta") and others in connection with a proposed "Qualifying Transaction" (within the meaning of the policies of the TSX Venture Exchange (the ("TSXV")). The Definitive Agreement provides for, among other things, the acquisition of a direct 40% membership interest in Excelaron (the "Acquisition of the Mogul Interest") by Vesta in consideration for which Mogul will receive 38,500,000 shares of Vesta. After giving effect to the Acquisition of the Mogul Interest, and subject to the closing of the Qualified Transaction, Mogul expects to hold between approximately 32% and 41% interest in Vesta, depending on the number of shares ultimately issued by Vesta as part of the Qualifying Transaction. The Acquisition of the Mogul Interest is to be effected in connection with an indirect concurrent financing of between $9,000,000 and $4,000,000 Canadian Dollars (the "Financing'). The consummation of the Definitive Agreement, including the Acquisition of the Mogul Interest, is subject to the satisfaction by the parties of a number of conditions including, but not limited to the above mentioned Financing and required regulatory approvals.

The original Deadline Date (as defined in the Definitive Agreement) of January 29, 2010 was extended by mutual agreement to February 17, 2010 by an Extension Agreement Dated February 3, 2010.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

On January 27, 2010, Mogul Energy International, Inc. (“Mogul”) issued a press release announcing that it had entered into the "Definitive Agreement as more fully described in Section 1 above.  This press release is attached to this Form 8-K as Exhibit 99.1.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1
Definitive qualifying transaction agreement with each of United Hydrocarbon Corporation , Excelaron LLC, Vesta Capital Corp. and others in connection with a proposed "Qualifying Transaction" (within the meaning of the policies of the TSX Venture Exchange).

10.2	Extension Agreement Dated February 3, 2010.

99.1	Press Release Dated January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: February 8, 2010